FORM 8-K - CURRENT REPORT

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                                 April 18, 1997

                          CENTURY PROPERTIES FUND XI
            (Exact name of registrant as specified in its charter)


           California                  0-8440                94-6401363
    (State or other jurisdiction    (Commission           (I.R.S. Employer
         of incorporation)           File Number)          Identification
                                                              Number)


   One Insignia Financial Plaza
      Post Office Box 1089
    Greenville, South Carolina                                 29602
(Address of Principal Executive Office)(Zip Code)

                                (864) 239-1000
              Registrant's telephone number, including area code

                                     N/A
        (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

   The Registrant sold Shadle Shopping Center on April 18, 1997. Shadle Shopping Center was sold to Pazco, Inc., an unrelated party, for $6,600,000.

  The Registrant is currently evaluating its cash needs to determine what portion of the net proceeds may be distributed to its partners in the future.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(b)        Pro forma financial information

  The required pro forma financial information will be provided in the Registrant's quarterly report on Form 10-QSB for the three month period ended March 31, 1997.



                                  SIGNATURE


  In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                      CENTURY PROPERTIES FUND XI

                      BY:   Fox Capital Management Corporation
                            Managing General Partner


                      BY:   /s/ William H. Jarrard, Jr.
                            William H. Jarrard, Jr.
                            President and Director

                      DATE:  April 28, 1997